UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of report: November 10, 2004

                           THERAGENICS CORPORATION(R)

               (Exact name of registrant as specified in charter)


         Delaware                   000-15443                 58-1528626
 (State of incorporation)    (Commission File Number)        (IRS Employer
                                                           Identification No.)

                           5203 Bristol Industrial Way
                              Buford, Georgia 30518
               (Address of principal executive offices / Zip Code)

                                 (770) 271-0233
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events.

     On November 10, 2004, Theragenics Corporation(R) issued a press release announcing the execution of a three-year sole source Group Purchasing Organization agreement with the International Urology Network. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Theragenics Corporation(R)

                                                    (Registrant)

                                               Dated: November 10, 2004

                                               By: /s/ M. Christine Jacobs
                                                   -----------------------
                                                   M. Christine Jacobs
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release, dated November 10, 2004 of Theragenics
                 Corporation(R).